ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated September 3, 2021 to the

Prospectus and Statement of Additional Information of each Fund,

each dated April 30, 2021, as amended

Focus Acquisition of Ancora

Ancora Holdings Inc., the parent company of Ancora Advisors LLC (“Ancora Advisors”), the investment adviser to the Funds, has agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms (the “Transaction”).  The closing of the Transaction is expected to be completed in the fourth quarter of this calendar year.  However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.  If successful, the closing of the Transaction will result in a change of control of Ancora Advisors (the “Change of Control”).  Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreement between Ancora Advisors and the Funds (the “Existing Advisory Agreement”) contains a provision that the Existing Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Change of Control will cause an assignment of the Existing Advisory Agreement and will result in the automatic termination of the Existing Advisory Agreement.

Interim Advisory Agreement

The Transaction is not expected to result in any material change in the day-to-day management of the Funds.  The Board of Trustees of the Funds (the “Board”) will consider the approval of an interim investment advisory agreement with Ancora Advisors (the “Interim Advisory Agreement”) with respect to the Funds that will take effect immediately upon the closing of the Transaction.  The Interim Advisory Agreement will have the same advisory fees for each of the Funds and will have substantially similar terms and conditions to the Existing Advisory Agreement. In reliance upon applicable rules under the 1940 Act, Ancora Advisors will be permitted to provide investment advisory services to the Funds under the Interim Advisory Agreement for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Funds.  The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of each Fund approve the New Advisory Agreement (defined below).

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New Advisory Agreement

At an in-person meeting to be held prior to the anticipated closing of the Transaction, the Board will consider the approval of a new investment advisory agreement with Ancora Advisors (the “New Advisory Agreement”) with respect to the Funds.  If approved by the Board, the New Advisory Agreement would also need to be approved by shareholders of each Fund at a special meeting of shareholders (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreement.  The New Advisory Agreement is expected to have the same advisory fees for each of the Funds and substantially similar  terms and conditions to the Existing Advisory Agreement.  Under the Interim Advisory Agreement and the New Advisory Agreement, there will not be any material changes to the Funds’ respective investment objectives and principal investment strategies.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.

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